UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-22754

Morgan Creek Series Trust

(Exact name of registrant as specified in charter)

301 West Barbee Chapel Road, Suite 200, Chapel Hill, NC 27517

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)

Mark Vannoy, Treasurer
Morgan Creek Capital Management, LLC
301 West Barbee Chapel Road
Chapel Hill, North Carolina 27517

Registrant’s telephone number, including area code:  (919) 933-4004

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2015

Item 1.  Report to Stockholders.

MORGAN CREEK
CAPITAL MANAGEMENT

ALTERNATIVE THINKING ABOUT INVESTMENTS

ANNUAL REPORT TO STOCKHOLDERS

FOR THE YEAR ENDED MARCH 31, 2015

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

For the Year Ended March 31, 2015

Contents

Letter to Investors	1
Fund Performance	6
Investments Concentration Summary	7
Schedule of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	25
Fund Expenses (Unaudited)	26
Tax Information (Unaudited)	27
Board of Trustees (Unaudited)	28
Fund Management (Unaudited)	29
Other Information (Unaudited)	30
Approval of Investment Management Agreement (Unaudited)	31
Privacy Notice	34

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Letter to Investors

Dear Shareholder,

We are pleased to present the second Annual Shareholder Letter for the Morgan Creek Tactical Allocation Fund (“the Fund”). The Fund was launched on August 15, 2013 to provide investors with a Liquid Alternatives vehicle to gain access to Morgan Creek’s portfolio management capabilities and our global investment insights. As Advisor to the Fund, we bring decades of investment management and portfolio construction expertise across all asset classes that integrates traditional investments (stocks, bonds and cash) with hedge fund and private investment strategies. The breadth and depth of our investment experience enables us to construct a Fund that we believe is truly global, tactically managed and appropriately hedged. The Fund has a simple objective of producing consistent long-term investment returns with a good balance between capital gains and income. Capital markets remain volatile and the seemingly diverging central bank policies and actions by politicians reinforce our view that a different approach to investment management is required in the current environment. We believe that moving beyond the traditional balanced portfolio (that simply relies on stocks, bonds and cash) will be critical to success in the years ahead. We believe that the new investment regime demands that portfolios have more broadly diversified global exposure and more active, tactical management, augmented by a disciplined hedging strategy to mitigate the deleterious effects of higher volatility on portfolios. The increased focus on risk mitigation from the inclusion of a comprehensive set of hedging tools should generate more consistent, and higher quality, returns over time. The Tactical Allocation Fund was created to address these new challenges and provide investors with access to compelling global investment opportunities with a focus on wealth preservation and capital appreciation. The balance of the Letter will provide a review of the capital markets since our last semi-annual letter and provide analysis of the activities that drove investment performance during the period.

Performance Summary (Institutional Share Class)

For the three months ended March 31, 2015, the Fund’s return was 1.8%, in line with the 2.1% return of the blended benchmark (70% MSCI All Country World Index / 30% Barclays Aggregate Bond Index). The Fund underperformed the index in January, kept up with it during February, and outperformed substantially in March. During these three months, the Fund’s performance was generated by a diverse set of investment themes and strategies, including the Systematic Equities portfolio which consists of single name equities garnered through our strong relationships with hedge fund managers, Argentinian equities, and Healthcare. These strategies contributed not just because their returns were high relative to the rest of the market but also because they had a higher weight in the portfolio. On the opposite side or the ledger, our position in Greece detracted from performance, but was fortunately a small position. In Q4 of 2014, the Fund returned -1.5% while the blended benchmark returned 0.8%. Airlines, Healthcare, Systematic Equities, and Currency themes contributed to performance however Energy, Southern Europe, and Emerging Market themes in the portfolio underperformed. When looking at the entire period since our last report, for the six months ended March 31, 2015, the Fund returned 0.2%, which was slightly behind the blended benchmark return of 3%. The primary differences in return over the six months resulted primarily from a strong rally in U.S. equities in Q4 of 2014 that caused losses in the short portfolio and the impact of the rising Dollar on long positions in Emerging Markets and Energy. For the twelve months ended March 31, 2015, the Fund returned -7.8% compared to the 5.5% return of the blended benchmark.

Fourth Quarter 2014

The key narratives during the last quarter of 2014 revolved around commodity weakness, dollar strength, and unexpectedly strong performance in the fixed income markets. These themes are somewhat related and had varying degrees of impact in different parts of the portfolio. For example, weakness in oil prices helped our positions in the Airlines, as lower input costs added another tailwind to an industry that has consolidated and lowered operating

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Letter to Investors (continued)

cost structures. Conversely, our direct energy related positions (U.S. and international), particularly those that served as suppliers to the exploration and production companies performed poorly as both concerns about lower volumes and lower prices came to the forefront. The strong dollar created a headwind for emerging markets equities and there were also some early signs of stress in the U.S. multi-nationals that have large revenues overseas (we saw that trend accelerate in Q1). Despite the Fed jawboning about higher interest rates in the New Year that helped boost the Dollar, long bonds actually performed exceptionally well. Market performance in Q4 was uniformly strong in U.S. equities and markets exhibited many of the characteristics of a healthy bull market with Small beating Large, Growth beating Value and the U.S. trumping International and Emerging Markets as King Dollar took its toll on U.S. investors in overseas markets (currency returns were a significant drag).

With that said, there were a few anomalies that left us scratching our collective head; long bonds crushed stocks, rising another 8.6% in Q4 (to complete a truly spectacular return of 25.1% for the year), yield products were mixed as REITs surged, up a stunning 14.4% (to complete an even more stunning 30.3% year) while MLPs got crushed along with oil, plunging (12.3%), (giving back most of their gains for the year, up 4.8%) and the top four performing sectors in the S&P 500 were Utilities, up an amazing 13.2% (up a more amazing 29% for the year), Healthcare, up a healthy 7.5% (up an even more healthy 25.3% for the year), Consumer Staples, up a robust 8.2% (up an equally robust 16% for the year) and Technology, up a solid 5.2% (up an even more solid 20.1% for the year). The anomaly here is that these defensive sectors are not the ones that normally lead in robust economic expansions (Kiril Sokoloff of 13d says that these types of anomalies have incredible information content). Given markets are leading indicators, it appeared strong performance of the defensive sectors was telling us that the U.S. economy was not quite as strong as the media sector would lead us to believe. In fact, the first estimate of Q4 GDP came in at 2.2%, well below the estimated 3%. Adding the four quarters of 2014 together at -2.1%, 4.5%, 5.0% and 2.2%, U.S. Real GDP expanded at 2.4%, well below the 3% that the Fed (and everyone else) predicted (again). Moreover, the Nominal GDP number is being “bailed out” by an unusually low Personal Consumption Expenditures (“PCE”) Deflator (some would say manipulated…) that boosts the Real number. The reality is that we have never had Nominal GDP growth this low without being in Recession. Given that we are experiencing the worst decade of economic growth since the Great Depression, it seems unlikely that we are going to see a significant surge in growth, and hence profits, given the headwinds of Debt, Demographics and Deflation don’t seem to be yielding to the Fed’s best efforts of stimulus. In fact, an argument could be made that we are in the early phase of a Recession and that the next few years could resemble the 2000 to 2002 period, which was not particularly hospitable for equity investors.

First Quarter 2015

The first quarter of 2015 was quite volatile and it was clearly an environment where the ability to be tactical provided advantages. Key contributions to the portfolio during the quarter came from a variety of sources, strong performance from some standout performers in Healthcare and Chinese Internet, Argentina, and currency hedging in Europe. The Healthcare and Chinese Internet names have been long term holds in the portfolio and performed exceptionally well as the fundamental stories continued to develop. The Argentina theme performed very well as investors saw a rich opportunity set in a country that is largely not tied to the global economy and began to redeploy capital into the region. Positive developments in the long-running saga between the Argentine government and the government bond hold-out investors created a positive tailwind for Argentina. Despite the large rally, we remain bullish about the region because the current prices do not remotely reflect the lowered risk premiums that the country may enjoy once its capital markets are reopened. Finally, the strong Dollar continued to help our short Euro position that is in place to hedge the equity exposure in the region.

For the past few quarters we have discussed (in our firm-wide annual letters) a cyclical phenomenon that has developed in the U.S. equity markets which we described in

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Letter to Investors (continued)

the Q2 2014 letter as follows: “there has been a very interesting pattern in each of the past four quarters, that equity markets fall for the first two to four weeks of the period and then turn sharply upwards when the Central Doctors (Bankers) agree to provide another hit of Monetary Morphine.” Q1 made the streak seven quarters in a row as the S&P 500 shed 3% in the first four weeks of the year, before rallying back 4.1% to finish the quarter up 1% after the Fed decided to keep the word “Patient” in the January minutes describing the timetable for a potential rate hike later in the year. The addiction to stimulus is so strong today that even the hint that the withdrawal of the monetary morphine may occur later, rather than sooner, is enough to stoke a stock market rally (or perhaps better described as a short-covering rally). In actuality, the Fed passed the QE drip line to the European Central Bank (“ECB”) in Q1 and watched from the gallery as the Europeans slashed the value of the Euro by nearly (12%) in the quarter (so all the talk about Dollar strength, might actually be foreign currency weakness...). The monetary morphine shunt connected to the dead parrot (an image from the commentary last quarter on the Economist cover showing Frau Merkel standing next to a moribund bird saying that the European economy was just resting…) produced the same result as in the U.S. as the Euro Stoxx 50 Index which had started down (4%) for the first two weeks of the year, surged back to life and finished up an astonishing 17.5% for the quarter. That said, investors who weren’t paying attention to currency hedging were up “only” 5% in Dollars, as the race to debase continued unabated.

We have discussed numerous times in previous letters how there was a correlation between the QE Programs in the U.S. and subsequent increases in the S&P 500, noting that “historically every $100 billion of QE has translated into 40 S&P 500 points (calculated by Larry Jeddeloh at The Institutional Strategist). There is likely to be a similar relationship between European equity markets and the ECB Program (we will talk to Larry about the precise calculation) and it appears that the equity markets may have surged ahead of the actual implementation of the $60B Euros a month of bond purchases, given that the Euro Stoxx 50 Index soared 550 points in the two months following the announcement. It would make sense to see a pause that refreshes in the short-term in Europe, but the infamous admonition of “Don’t fight the Fed” can clearly be modified here to “Don’t fight the ECB” in the coming year. Given the hand off by the Fed to the ECB, we noted last quarter that an important question was that “if the markets have been driven by the QE equation since 2009, the cessation of QE this month does beg the question of what happens in 2015?” We then discussed our concerns about downside risks to U.S. equities “if the patient was forced to look at the MRI (valuation measures) without the soothing effect of the monetary morphine.” The problem was that every “marker” on the MRI was flashing brightly as the Yield, P/B, Market Cap/GDP, CAPE Ratio, Tobin’s Q and P/E Ratio of the S&P 500 were now at levels only exceeded by the craziness of the Tech Bubble. Without QE to boost the markets and with the threat (now reality) of falling earnings thanks to headwinds created by the strong dollar and collapsing global growth, the question was how would stocks continue to rise? Given the meager 1% advance in the S&P 500 in Q1, we may have our answer, maybe they won’t.

Conclusion

The Morgan Creek Tactical Allocation Fund was created to help to provide investors with a strategic, disciplined approach to portfolio construction that seeks to generate consistent long-term returns that would complement a traditional portfolio of equities, fixed income and cash. The flexible mandate of the Fund which allows us to allocate to stocks, bonds, commodities and currencies on a global basis provides potential advantages to a more restricted portfolio mandate and the broad diversification of the portfolio can reduce overall portfolio risk. The added flexibility to have short exposure to geographies, sectors, industries and individual companies allows us to directly hedge the portfolio, which can further reduce risk and should enable the Fund to generate more consistent returns that are less correlated to traditional markets over time. Over the last year, our tactical positioning has evolved in response to the rapidly shifting capital markets. While there will certainly be periods where a particular strategy, or theme, will be out of favor for some period (as the Fund experienced in Q4), we believe that our disciplined approach to portfolio

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Letter to Investors (continued)

management may continue to deliver consistent returns over the long-term. A proactive portfolio management process is critical in periods of heightened uncertainty and volatility and we expect the market environment to remain challenging in the quarters ahead. We are grateful for the privilege to manage capital on your behalf and look forward to navigating the investment environment together in the years ahead.

Important Disclosures

Investors should carefully consider the investment objectives, risks, charges and expenses of the Morgan Creek Tactical Allocation Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained at www.morgancreekfunds.com or by calling 855-623-8637. The prospectus should be read carefully before investing. The Morgan Creek Tactical Allocation Fund is distributed by Northern Lights Distributors, LLC member FINRA/SIPC. Morgan Creek Capital Management, LLC and Northern Lights Distributors, LLC are unaffiliated.

Fund Risk disclosure:

Mutual Funds involve risk including the possible loss of principal. In general, the price of a fixed income security falls when interest rates rise. Investments in convertible securities subject the Fund to the risks associated with both fixed-income securities and common stocks. There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. Certain transactions of the Fund, such as investment in derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged. Securities of distressed companies are speculative in nature and are subject to greater levels of issuer, credit, and liquidity risk. Investments in private investment funds may be more illiquid than securities issued by other funds. The value of the Fund’s investment in short-term interest-bearing investments will vary from day-to-day, depending on short-term interest rates.

Foreign common stocks and currency strategies will subject the Fund to currency trading risks that include market risk, credit risk and country risk. Investments in foreign securities could subject the Fund to greater risks including, currency fluctuation, economic conditions, and different governmental and accounting standards. Mutual funds, closed-end funds and ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in other investment companies and may be higher than other mutual funds that invest directly in stocks and bonds. Options and futures transactions involve risks. Price fluctuations, transaction costs, and limited liquidity of futures and options contracts may impact correlation with changes in the value of the underlying security, potentially reducing the return of the Fund.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Letter to Investors (continued)

About the Morgan Creek Tactical Allocation Fund Benchmark & Definitions:

70% MSCI ACWI / 30% Barclays Aggregate

MSCI ACWI Index: this is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indices comprising 23 developed and 23 emerging market country indices. Source: MSCI Barra.

Barclays Aggregate Bond Index: this is a composite index made up of the Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index, which includes securities that are of investment-grade quality or better, have at least one year to maturity and have an outstanding par value of at least $100 million. Definition is from Barclays.

S&P 500 Index: this is an index consisting of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The index is a market-value weighted index – each stock’s weight in the index is proportionate to its market value. Definition is from Standard and Poor’s.

EURO STOXX 50 Index: this is an index for the Eurozone that provides a Blue-chip representation of supersector leaders in the Eurozone. The index covers 50 stocks from 12 Eurozone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The EURO STOXX 50 Index is licensed to financial institutions to serve as underlying for a wide range of investment products such as Exchange Traded Funds (ETF), Futures and Options, and structured products worldwide. Definition is from Stoxx.

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Fund Performance (Unaudited)
 March 31, 2015

Growth of Hypothetical $10,000 Investment Through March 31, 2015

AVERAGE ANNUAL RETURNS (c) (FOR THE PERIODS ENDED MARCH 31, 2015)
	1 Year	Since Inception (d)
Morgan Creek Tactical Allocation Fund, Class I	(7.80%)	2.89%
Morgan Creek Tactical Allocation Fund, Class A	(8.00%)	0.48%
MSCI ACWI	5.93%	10.87%

Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

(a)	The line graph above represents performance of the Class I shares only, which will vary from the performance of Class A shares based on the difference in fees paid by shareholders in the different classes.
(b)	The MSCI All Country World Index (“MSCI ACWI”) captures large and mid capitalization representation across 23 developed markets and 23 emerging markets countries.
(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes dividends of distributions, if any, are reinvested in shares of the Fund.
(d)	Represents the period from commencement of operations (August 16, 2013 for Class I and September 20, 2013 for Class A) through March 31, 2015.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Investments Concentration Summary (Unaudited)
March 31, 2015

Ten Largest Long Position Equity Holdings At March 31, 2015		Percent of Net Assets	Holdings by Industry	% of Long Common Stocks
1.	Yahoo!, Inc.	6.3	Airlines	20.5
2.	Vipshop Holdings Ltd.	5.1	Internet Software & Services	12.3
3.	Horizon Pharma PLC	4.6	Pharmaceuticals	11.0
4.	Apple, Inc.	4.2	Internet & Catalog Retail	7.3
5.	Republic Airways Holdings, Inc.	3.9	Media	6.9
6.	JetBlue Airways Corp.	3.2	Technology, Hardware, Storage & Peripherals	4.9
7.	China Dongxiang Group Co. Ltd.	3.0	Banks	4.9
8.	Delta Air Lines, Inc.	3.0	Oil, Gas & Consumable Fuels	4.1
9.	American Airlines Group, Inc.	2.6	Textiles, Apparel & Luxury Goods	3.5
10.	Baker Hughes, Inc.	2.5	Aerospace & Defense	3.3
	Total	38.4	IT Services	3.2
			Machinery	3.0
			Energy Equipment & Services	2.9
			Biotechnology	2.9
			Diversified Consumer Services	1.8
			Automobiles	1.7
			Semiconductors & Semiconductor Equipment	1.5
			Road & Rail	1.5
			Life Sciences Tools & Services	1.2
			Consumer Finance	0.8
			Electric Utilities	0.5
			Hotels, Restaurants & Leisure	0.3

Holdings by Sector	% of Long Common Stocks

See accompanying notes to financial statements.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Schedule of Investments
 March 31, 2015

	Shares	Value ($)
Long Positions 118.9%
Common Stocks 84.8%
Consumer Discretionary 18.2%
Automobiles 1.4%
Toyota Motor Corp. (ADR)	4,017	561,938

Diversified Consumer Services 1.5%
New Oriental Education & Technology Group, Inc. (ADR)*	27,523	610,185

Hotels, Restaurants & Leisure 0.3%
Melco Crown Entertainment Ltd. (ADR)	4,718	101,248

Internet & Catalog Retail 6.1%
ASOS PLC*	8,118	437,013
Vipshop Holdings Ltd. (ADR)*	68,859	2,027,209
		2,464,222
Media 5.9%
Charter Communications, Inc. Class A*	3,317	640,546
Liberty Global PLC Series C*	11,403	567,984
Naspers Ltd. N Shares	4,100	632,121
Twenty-First Century Fox, Inc. Class A	15,230	515,383
		2,356,034
Textiles, Apparel & Luxury Goods 3.0%
China Dongxiang Group Co. Ltd.	6,654,000	1,201,602

Energy 5.9%
Energy Equipment & Services 2.5%
Baker Hughes, Inc.	15,506	985,871

Oil, Gas & Consumable Fuels 3.4%
Cheniere Energy, Inc.*	7,057	546,212
YPF SA (ADR)	30,547	838,515
		1,384,727
Financials 4.8%
Banks 4.1%
Banco Macro SA (ADR)	3,342	191,162
Mitsubishi UFJ Financial Group, Inc.	81,300	504,130
Resona Holdings, Inc.	79,200	393,969
Shinsei Bank Ltd.	64,000	127,536
Sumitomo Mitsui Financial Group, Inc.	11,400	437,380
		1,654,177
Consumer Finance 0.7%
Ezcorp, Inc. Class A*	28,788	262,834
Health Care 12.8%
Biotechnology 2.4%
Chimerix, Inc.*	11,197	422,015
Progenics Pharmaceuticals, Inc.*	91,089	544,712
		966,727
Life Sciences Tools & Services 1.1%
Thermo Fisher Scientific, Inc.	3,124	419,678

Pharmaceuticals 9.3%
Actavis PLC*	1,946	579,169
Flamel Technologies SA (ADR)*	36,730	660,405
Horizon Pharma PLC*	71,315	1,852,051
Valeant Pharmaceuticals International, Inc.*	3,270	649,487
		3,741,112
Industrials 24.0%
Aerospace & Defense 2.8%
Spirit AeroSystems Holdings, Inc. Class A*	10,974	572,953
TransDigm Group, Inc.	2,509	548,768
		1,121,721
Airlines 17.4%
American Airlines Group, Inc.	19,894	1,050,005
Delta Air Lines, Inc.	26,563	1,194,272
JetBlue Airways Corp.*	67,134	1,292,330
Republic Airways Holdings, Inc.*	112,966	1,553,283
Southwest Airlines Co.	20,761	919,712
United Continental Holdings, Inc.*	14,115	949,234
		6,958,836
Machinery 2.6%
Colfax Corp.*	10,534	502,788
IHI Corp.	113,000	530,446
		1,033,234
Road & Rail 1.2%
Avis Budget Group, Inc.*	8,428	497,378

Information Technology 18.6%
Internet Software & Services 10.4%
Autohome, Inc. (ADR)*	14,688	645,831
Facebook, Inc. Class A*	6,117	502,909
Qihoo 360 Technology Co., Ltd. (ADR)*	10,039	513,997
Yahoo!, Inc.*	56,482	2,509,778
		4,172,515

See accompanying notes to financial statements.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Schedule of Investments (continued)
 March 31, 2015

	Shares	Value ($)
IT Services 2.7%
FleetCor Technologies, Inc.*	3,662	552,669
MasterCard, Inc. Class A	6,198	535,445
		1,088,114
Semiconductors & Semiconductor Equipment 1.3%
Micron Technology, Inc.*	19,056	516,989

Technology, Hardware, Storage & Peripherals 4.2%
Apple, Inc.	13,394	1,666,616

Utilities 0.5%
Electric Utilities 0.5%
Pampa Energia SA (ADR)*	10,474	185,076
Total Common Stocks (Cost $27,984,803)		33,950,834

Warrants 1.7%
Financials 1.7%
Banks 1.7%
Alpha Bank AE, Expiration Date 12/10/2017*	1,426,566	687,194
(Cost $1,556,043)

Exchange-Traded Funds 22.1%
Deutsche X-trackers Harvest CSI 300 China A-Shares Fund	11,000	458,040
Direxion Daily 20 Year Plus Treasury Bull 3x Shares Fund*	9,476	899,841
Global X FTSE Greece 20 Fund	95,749	1,055,154
Global X FTSE Portugal 20 Fund	38,445	443,271
iShares 20+ Year Treasury Bond Fund	17,984	2,350,329
iShares MSCI Italy Capped Fund	29,245	432,826
iShares MSCI Spain Capped Fund	12,121	421,569
Market Vectors Russia Fund	11,829	201,211
ProShares UltraShort Euro Fund*	52,394	1,412,018
WisdomTree India Earnings Fund	51,652	1,177,667
Total Exchange-Traded Funds (Cost $8,430,901)		8,851,926

Participatory Notes 4.8%
Consumer Discretionary 1.8%
Distributors 1.0%
Abdullah Al Othaim Markets (Issuer Morgan Stanley BV), Expiration Date 9/3/2015*	13,877	391,365

Hotels, Restaurants & Leisure 0.8%
Al Tayyar Travel Group (Issuer Morgan Stanley BV), Expiration Date 9/13/2016*	12,686	341,238

Financials 1.7%
Insurance 1.7%
BUPA Arabia (Issuer Morgan Stanley BV), Expiration Date 2/10/2016*	13,530	656,895

Materials 0.5%
Chemicals 0.5%
Yanbu National Petrochemicals Co. (Issuer Morgan Stanley BV), Expiration Date 12/15/2016*	18,171	204,521

Telecommunication Services 0.8%
Diversified Telecommunication Services 0.8%
Saudi Telecom Co. (Issuer Morgan Stanley BV), Expiration Date 7/25/2016*	19,062	318,979
Total Participatory Notes (Cost $1,740,846)		1,912,998

Short-Term Investment 5.5%
SSgA Prime Money Market Fund, 0.03% **
(Cost $2,214,639)	2,214,639	2,214,639

	% of Net Assets	Value ($)
Total Long Positions (Cost $41,927,232) †	118.9	47,617,591
Other Assets and Liabilities, Net	6.0	2,422,044
Securities Sold Short	(24.9)	(9,977,848)
Net Assets	100.0	40,061,787

†	The cost for federal income tax purposes was $42,476,414. At March 31, 2015, net unrealized appreciation for all securities based on tax cost was $5,141,177. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,011,759 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,870,582.

See accompanying notes to financial statements.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Schedule of Investments (continued)
 March 31, 2015

	Shares	Value ($)
Securities Sold Short 24.9%
Common Stocks 12.9%
Consumer Discretionary 2.1%
Automobiles 1.1%
Tesla Motors, Inc.	2,252	425,110

Media 1.0%
Viacom, Inc. Class B	6,186	422,504

Energy 3.3%
Energy Equipment & Services 1.9%
Halliburton Co.	17,367	762,064

Oil, Gas & Consumable Fuels 1.4%
Dorchester Minerals LP	25,210	573,276

Information Technology 5.5%
Internet Software & Services 3.5%
Alibaba Group Holding Ltd. (ADR)	16,717	1,391,523

Software 2.0%
Microsoft Corp.	9,597	390,166
Paycom Software, Inc.	13,103	420,082
		810,248
Telecommunication Services 2.0%
Diversified Telecommunication Services 2.0%
Windstream Holdings, Inc.	107,427	794,960
Total Common Stocks (Proceeds $5,390,701)		5,179,685

Exchange-Traded Funds 12.0%
iShares MSCI ACWI ex-U.S. Fund	41,268	1,844,680
iShares MSCI Brazil Capped Fund	13,261	415,997
iShares Russell 2000 Fund	20,406	2,537,486
Total Exchange-Traded Funds (Proceeds $4,760,714)		4,798,163
Total Securities Sold Short (Proceeds $10,151,415)		9,977,848

*	Non-income producing security.
**	Current yield; not a coupon rate.
ACWI	All Country World Index
ADR	American Depository Receipt
FTSE	Financial Times Stock Exchange
MSCI	Morgan Stanley Capital Institutional

See accompanying notes to financial statements.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Statement of Assets and Liabilities
 As of March 31, 2015

Assets
Investments, at value (cost $41,927,232)	$47,617,591
Cash	10,726
Deposit at broker for securities sold short	2,539,296
Receivable for investments sold	430,480
Receivable for Fund shares sold	390
Dividends receivable	29,364
Due from Advisor	33,824
Other assets	26,795
Total Assets	$50,688,466

Liabilities
Payable for securities sold short, at value (proceeds of $10,151,415)	9,977,848
Payable for investments purchased	509,983
Dividends payable for securities sold short	28,898
Management fee payable	25,999
Accrued expenses and payables	83,951
Total liabilities	10,626,679
Net assets, at value	$40,061,787

Net Assets Consist of:
Net investment loss	(262,327)
Net unrealized appreciation (depreciation) on:
Investments	5,690,359
Securities sold short	173,567
Foreign currency transactions	(259)
Accumulated net realized loss	(6,490,357)
Paid-in capital	40,950,804
Net Assets, at value	$40,061,787

Class I
Net Asset Value Per Share
($38,872,335 ÷ 3,812,800 outstanding shares; $0.0001 par value; unlimited shares of beneficial interest authorized)	$10.20

Class A
Net Asset Value Per Share
($1,189,452 ÷ 121,391 outstanding shares; $0.0001 par value; unlimited shares of beneficial interest authorized)	$9.80
Sales Charge Class A (Load)	5.75%
Maximum Offering Price Per Class A Share	$10.40

See accompanying notes to financial statements.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Statement of Operations
 For the year ended to March 31, 2015

Investment Income
Income:
Dividends	$624,558
Foreign taxes withheld - Dividends	(18,137)
Total investment income	606,421

Expenses:
Interest expense on securities sold short	474,575
Management fees	344,577
Dividend expense on securities sold short	156,271
Administration fees	111,629
Custodian and accounting fees	85,076
Registration fees	76,595
Legal fees	68,174
Audit fees	55,200
Trustees' fees	40,500
Transfer agent fees	29,527
Shareholder reporting fees	15,017
Offering expense	14,338
Distribution and service fees - Class A	2,881
Other fees	19,168
Total expenses before expense reductions	1,493,528
Expense reimbursement	(55,789)
Net expenses	1,437,739
Net investment loss	(831,318)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(1,511,578)
Securities sold short	(4,376,371)
Foreign currency transactions	(23,592)
Payments by affiliates (see Note 8)	14,023
Net realized loss	(5,897,518)
Change in net unrealized appreciation (depreciation) on:
Investments	1,932,309
Securities sold short	686,054
Foreign currency transactions	(207)
Net change in unrealized appreciation	2,618,156
Net loss	(3,279,362)
Net decrease in net assets from operations	$(4,110,680)

See accompanying notes to financial statements.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Statement of Changes in Net Assets
 For the year ended to March 31, 2015

	Year ended March 31, 2015	Period ended March 31, 2014(a)
Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(831,318)	$(31,213)
Net realized gain (loss)	(5,897,518)	424,835
Net change in unrealized appreciation (depreciation)	2,618,156	3,245,511
Net increase (decrease) in net assets resulting from operations	(4,110,680)	3,639,133

Distributions to shareholders from:
Net realized capital gains:
Class I	(1,105,175)	—
Class A	(35,410)	—
Total distributions	(1,140,585)	—

Net share transactions:
Proceeds from shares sold	8,764,840	48,539,597
Reinvestment of distributions	1,140,112	—
Cost of shares repurchased	(16,824,895)	(45,735)
Increase (decrease) in net assets from fund share transactions	(6,919,943)	48,493,862
Total increase (decrease) in net assets	(12,171,208)	52,132,995

Net Assets
Beginning of period	52,232,995	100,000
End of period (including net investment income loss of $262,327 and $0, respectively)	$40,061,787	$52,232,995

(a)	For the period from August 16, 2013 (commencement of operations) to March 31, 2014.

See accompanying notes to financial statements.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Financial Highlights
 Class I

Per Share Data	Year ended March 31, 2015		Period ended March 31, 2014(a)

Net asset value, beginning of year	$11.36		$10.00

Income (loss) from investment operations:
Net investment loss(b)	(0.19)		(0.01)
Net realized and unrealized gain (loss)	(0.70)		1.37
Total from investment operations	(0.89)		1.36
Less distributions from:
From net realized gain on investments	(0.27)		—

Net asset value, end of year	$10.20		$11.36

Total Return(c),(e)	(7.80%	)(f)	13.60	%*

Ratios/Supplemental Data:
Net assets, end of year ($000's)	$38,872		$51,751
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short)	3.24%		3.67	%**
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short)	3.12%		3.05	%**
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short)	1.75%		1.75	%**
Ratio of net investment loss	(1.80%)		(0.16	%)**
Portfolio turnover rate	559%		346	%(d)*

(a)	For the period from August 16, 2013 (commencement of operations of Class I shares) to March 31, 2014.
(b)	Based on average shares outstanding during the period.
(c)	Total return would have been lower had certain expenses not been reduced.
(d)	Represent portfolio turnover rate for the Morgan Creek Tactical Allocation Fund for the period from August 16, 2013 through March 31, 2014.
(e)	Total return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sale charges, redemption fees or program fees; results would be lower if were included.
(f)	At March 31, 2015, 0.09% of the Fund’s total return consisted of a voluntary reimbursement by the advisor for a loss incurred on a trade executed incorrectly. Excluding this item, the total return would have been (7.89)%.
*	Not annualized
**	Annualized

The above ratios and total return have been calculated for the Shareholders taken as a whole. An individual Shareholder’s ratios and total return may vary from these due to timing of capital share transactions.

See accompanying notes to financial statements.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Financial Highlights
 Class A

Per Share Data	Year ended March 31, 2015	Period ended March 31, 2014(a)

Net asset value, beginning of year	$10.95	$10.00

Income (loss) from investment operations:
Net investment loss(b)	(0.21)	(0.04)
Net realized and unrealized gain (loss)	(0.67)	0.99
Total from investment operations	(0.88)	0.95
Less distributions from:
From net realized gain on investments	(0.27)	—

Net asset value, end of year	$9.80	$10.95

Total Return(c),(e)	(8.00%)	9.50	%*

Ratios/Supplemental Data:
Net assets, end of year ($000's)	$1,189	$482
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short)	3.48%	3.98	%**
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short)	3.36%	3.36	%**
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short)	2.00%	2.00	%**
Ratio of net investment loss	(2.12%)	(0.67	%)**
Portfolio turnover rate	559%	346	%(d)*

(a)	For the period from September 20, 2013 (commencement of operations of Class A shares) to March 31, 2014.
(b)	Based on average shares outstanding during the period.
(c)	Total return would have been lower had certain expenses not been reduced.
(d)	Represent portfolio turnover rate for the Morgan Creek Tactical Allocation Fund for the period from August 16, 2013 through March 31, 2014.
(e)	Total return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sale charges, redemption fees or program fees; results would be lower if were included.
*	Not annualized
**	Annualized

The above ratios and total return have been calculated for the Shareholders taken as a whole. An individual Shareholder’s ratios and total return may vary from these due to timing of capital share transactions.

See accompanying notes to financial statements.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Notes to Financial Statements
 March 31, 2015

1. Organization

Morgan Creek Tactical Allocation Fund (the “Fund”), a series of Morgan Creek Series Trust (the “Trust”), was organized under the laws of the State of Delaware as a statutory trust on August 31, 2012. The Fund is registered under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The Fund has no fixed termination date and will continue unless the Fund is otherwise terminated under the terms of the Agreement and Declaration of Trust or unless and until required by law. Morgan Creek Capital Management, LLC (the “Advisor”), a North Carolina limited liability company, serves as the Fund’s investment advisor.

The Fund has Class A, Class C and Class I shares. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class I shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than Class A and C shares. As of March 31, 2015 only Class I and Class A have started operations. Each class has exclusive voting rights with respect to matters that affect that class.

The Fund’s investment objective is to provide superior long-term total investment returns (capital gains plus income) through an actively-managed portfolio of global securities that exhibit a lower level of volatility than traditional equity markets. To achieve the Fund’s investment objective, the Advisor will incorporate a broad set of global strategies that allow for the tactical allocation of Fund assets across multiple markets, asset classes, geographies and sectors in response to changing market and economic conditions. The Fund anticipates that the weighting in international securities will exceed 40% of the portfolio assets under normal economic conditions (however, the Advisor may determine that conditions warrant a lower level of exposure). The Fund’s investments may be subject to various risk factors including market, credit, currency, concentration and geographic risk.

In the normal course of business, the Fund may pursue certain investment strategies, trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, leverage, short selling, and global tactical asset allocation strategies.

2. Significant Accounting Policies

The accompanying financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”) and in accordance with Accounting Standards Codification (“ASC”) as set forth by the Financial Accounting Standards Board (“FASB”). The Fund maintains its financial records in U.S. dollars and follows the accrual basis of accounting. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Management has determined that the Fund meets the definition of an investment company and follows the accounting and reporting guidance in Accounting Standards Codification 946, Investment Companies.

Security Valuation

Investments normally are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”) on each day the exchange is open for trading.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Notes to Financial Statements (continued)
 March 31, 2015

U.S. GAAP requires the Fund to disclose the fair value of its investments in a three-level hierarchy (Levels 1, 2, and 3). Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued based on market quotations, official closing prices or information furnished by a pricing source. Long positions for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Short positions for which no sales are reported are valued at the calculated mean between the most recent bid and ask quotations on the relevant market or, if a mean cannot be determined, at the most recent ask quotation. Equity securities are categorized as Level 1 securities.

Exchange-Traded Funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1. ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

The Fund may enter into Participatory Note (the “P-Notes”) transactions with broker-dealers, particularly in markets that restrict foreign access, such as Saudi Arabia. The price of the P-Notes is based on the value of the underlying security net of any commission. The Fund recognizes realized and unrealized gains or losses on these P-Notes based on the proceeds from the transactions and the change of the value in the underlying position. P-Notes are categorized as Level 1.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 1. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board of Trustees and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Notes to Financial Statements (continued)
 March 31, 2015

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the table below). At March 31, 2015, there were no Level 3 classes of investments with significant unobservable inputs subject to this additional disclosure.
The three levels are defined as follows:

Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 – Other significant observable inputs including fair value of investments with the ability to redeem at NAV as of the measurement date, or during the first quarter following the measurement date; and

Level 3 – Other significant unobservable inputs including fair value of investments that do not have the ability to redeem at NAV as of the measurement date, or during the first quarter following the measurement date.

The following is a summary of the inputs used as of March 31, 2015 in valuing the investments.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$33,950,834	$—	$—	$33,950,834
Warrants	687,194	—	—	687,194
Exchange-Traded Funds	8,851,926	—	—	8,851,926
Participatory Notes (a)	1,912,998	—	—	1,912,998
Short-Term Investments	2,214,639	—	—	2,214,639
Total Investments	$47,617,591	$—	$—	$47,617,591

Liabilities	Level 1	Level 2	Level 3	Total
Common Stocks Sold Short, at value (a)	$(5,179,685)	$—	$—	$(5,179,685)
Exchange-Traded Funds Sold Short, at value	(4,798,163)	—	—	(4,798,163)
Total Securities Sold Short	$(9,977,848)	$—	$—	$(9,977,848)

There have been no transfers between fair value measurement levels during the year ended March 31, 2015.

(a)	See Schedule of Investments for additional detailed categorizations.

Security Transactions and Investment Income

Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex‐dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on the specific identification cost basis.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Notes to Financial Statements (continued)
 March 31, 2015

Investment income, realized and unrealized gains and losses, and certain fund level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees, and certain other class specific expenses. Differences in class level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class specific arrangements.

Participatory Notes

The Fund invests in Participatory Notes (P‐Notes). P‐Notes are promissory notes designed to offer a return linked to the performance of a particular underlying equity security or market. P‐Notes are issued by banks or broker‐dealers and allow the Fund to gain exposure to local shares in foreign markets. Investments in P‐Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign markets that they seek to replicate. Although each participation note is structured with a defined maturity date, early redemption may be possible. Risks associated with participation notes include the possible failure of a counterparty to perform in accordance with the terms of the agreement and potential delays or an inability to redeem before maturity under certain market conditions.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. Dollars. The market values of foreign securities, currency holdings and related assets and liabilities are translated into U.S. Dollars at the close of regular trading on the NYSE. Income and expenses denominated in foreign currencies are translated into U.S. Dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Although the Fund’s investments are denominated in U.S. dollars, the Fund may invest in securities and hold cash balances at its brokers that are denominated in currencies other than its reporting currency. Consequently, the Fund is exposed to risks that the exchange rate of the U.S. dollars relative to other currencies may change in a manner that has an adverse effect on the reported value of that portion of the Fund’s assets which are denominated in currencies other than the U.S. dollars. The Fund may utilize options, futures and forward currency contracts to hedge against currency fluctuations, but there can be no assurance that such hedging transactions will be effective.

Short Sales

The Fund may engage in short sales, which are transactions in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender. The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 30% of the value of its total assets. However, the Fund may make short sales “against the box” without being subject to this limitation. In this type of short sale, the Fund owns at least an equal amount of the securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Notes to Financial Statements (continued)
 March 31, 2015

Upon entering into a short sale, the Fund is required to designate liquid assets it owns in the form of cash or securities as segregated assets at its custodian in an amount at least equal to its obligations to purchase the securities sold short (exclusive of short sale proceeds held with the broker-dealer). For financial statements purposes, segregated cash is reflected as an asset on the Statement of Assets and Liabilities, and the settlement amount for securities sold short is reflected as a corresponding liability. Deposit at broker for securities sold short primarily represents proceeds from securities sold, not yet purchased, net of excess cash, held at the prime broker as of March 31, 2015, which serves as collateral for securities sold, not yet purchased. Securities segregated as collateral are identified in the Schedule of Investments. The amount of the liability is marked-to-market to reflect the current value of the short position. The Fund may receive or pay the net of the broker’s fee on the borrowed securities and any income earned on the cash collateral deposited with the broker. The net amounts of income or fees are included as interest income, or interest expense on securities sold short, in the Statement of Operations.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund’s loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security’s value cannot drop below zero.

Class Allocations and Expenses

Investment income, realized and realized capital gains and losses, common expenses of the Fund, and certain Fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal Income Taxes

It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its Shareholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, futures contracts, swap contracts

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Notes to Financial Statements (continued)
 March 31, 2015

and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At March 31, 2015, the Fund had a net tax basis capital loss carryforward of approximately $3,500,000 of short term losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized.

In addition, from November 1, 2014 through March 31, 2015, the Fund elected to defer qualified late year ordinary losses and post October capital losses of approximately $2,704,000 and treat them as rising in the fiscal year ending March 31, 2016.

In accordance with U.S. GAAP, management has analyzed the Fund’s tax positions for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. During the period, the Fund did not incur any interest or penalties. The Fund’s federal tax return for the prior fiscal year remains open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains

The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

At March 31, 2015, the Fund’s components of distributable earnings on a tax basis were as follows:

Capital loss carryforwards	$(3,500,000)
Unrealized appreciation (depreciation) on investments	$5,314,485

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under U.S. GAAP. Accordingly, for the year ended March 31, 2015, the effects of certain permanent differences were reclassified as follows:

Paid-in capital	Accumulated net realized gain	Net investment loss
$(684,851)	$115,860	$568,991

3. Derivative Instruments

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective allows the Fund to enter into various types of derivative contracts, including options contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The success of any strategy involving derivatives depends on analysis of numerous economic factors and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Notes to Financial Statements (continued)
 March 31, 2015

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivatives in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded options contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options

An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if exercised. The Fund purchases and writes call and put options to increase or decrease its exposure to underlying market sectors.
If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. During the period, there were no written options.

Over‐the‐counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There were no open purchased or written option contracts as of March 31, 2015. For the year ended March 31, 2015, the Fund had an investment in one purchased option contract, which had a total value of $262,000. The option position was physically exercised during the period.

4. Fund Fees and Expenses

At March 31, 2015, certain officers of the Trust were also employees of the Advisor. The Trust’s officers do not receive fees from the Trust for services in any capacity. The Trust compensates each trustee who is not an officer, director or employee of the Advisor for his or her services as a trustee of the Trust or as a member of the Board.

The Fund pays the Advisor a monthly management fee at a rate of 0.75% of the Fund’s average daily net assets.

The Fund has entered into an Expense Limitation Agreement in which the Advisor has agreed to pay certain operating expenses of the Fund in order to maintain certain expenses at or below 2.00% for Class A, 2.75% for Class C, and 1.75% for Class I (the “Expense Caps”), of the average net assets of each Class until July 31, 2015. Expenses covered by the Expense Caps include all of the Fund’s expenses other than interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses and dividend expenses on short sales, in excess of such limitation. Acquired fund fees and expenses are also excluded from this contractual limitation.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Notes to Financial Statements (continued)
 March 31, 2015

State Street Bank and Trust Company (the “Administrator” or “State Street”) provides accounting and administrative services to the Fund under an administrative services agreement (the “Administration Agreement”). Pursuant to the Administration Agreement, State Street is paid a monthly administrative fee at an annualized rate of 0.21% of the Fund’s average daily net assets.

Gemini Fund Services, LLC (“GFS”) serves as transfer agent for the Fund pursuant to a Fund Services Agreement (the “Agreement”) with the Fund and subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. Under the Agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations. For such services rendered to the Fund under the Agreement, the Fund pays GFS a fee equal to the greater of (i) a minimum fee of $18,000 and (ii) $14 per open account and $2 per closed account. The Fund also pays GFS for any out-of-pocket expenses.

Distribution and Shareholder Service Plans

The Fund has adopted Distribution and Shareholder Services Plans (collectively, the “Plans”), pursuant to Rule 12b-1 under the 1940 Act, with respect to its Class A and Class C shares.

Under the Plans, the Fund may pay an aggregate amount on an annual basis not to exceed 0.25% and 1.00% of the value of the Fund’s average daily net assets attributable to the Class A and Class C shares, respectively, for services provided under the Plans.

For Class A shares, a 1.00% contingent deferred sales charge (“CDSC”) is only imposed on Class A shares that were purchased at net asset value (“NAV”) for $1 million or more that are subsequently redeemed within twelve months of purchase. Class C shares are subject to a CDSC 1.00% for redemptions within twelve months of investing.

5. Indemnifications

In the normal course of business, the Fund enters into contracts that contain provisions that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience and knowledge of management, the Fund expects the risk of loss to be remote.

6. Purchases and Sales of Securities

For the year ended March 31, 2015, purchases and sales of investment securities (excluding short-term investments) aggregated $139,349,993 and $156,068,492 respectively. Purchases to cover securities sold short and securities sold short aggregated $69,750,457 and $61,704,593, respectively.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Notes to Financial Statements (continued)
March 31, 2015

7. Share Transactions

The Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (0.0001 par value). Transactions in Fund shares were as follows:

	For the year ended March 31, 2015
Class I:	Shares	Amount
Shares sold	707,612	$7,594,591
Shares reinvested	110,140	1,104,702
Shares repurchased	(1,560,027)	(16,446,017)
Net increase	(742,275)	$(7,746,724)

	For the year ended March 31, 2015
Class A:	Shares	Amount
Shares sold	112,059	$1,170,249
Shares reinvested	3,669	35,410
Shares repurchased	(38,342)	(378,878)
Net increase	77,386	$826,781

8. Payment by Affiliate

During the year ended March 31, 2015, the Advisor fully reimbursed the Fund $14,023 for a loss incurred on a trade executed incorrectly. The amount reimbursed was 0.031% of the Fund’s average net assets.

9. Subsequent Events

Management has evaluated subsequent events through the date these financial statements were issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Morgan Creek Tactical Allocation Fund

We have audited the accompanying statement of assets and liabilities of Morgan Creek Tactical Allocation Fund (“the Fund”), a series of Morgan Creek Series Trust, including the schedule of investments, as of March 31, 2015, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Morgan Creek Tactical Allocation Fund, a series of Morgan Creek Series Trust, at March 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
 May 29, 2015

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Fund Expenses (Unaudited)
 March 31, 2015

As a shareholder of the Fund, you incur two types of costs: (1) transactions costs, and (2) ongoing costs, including management fees, shareholder services fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in Dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

This section of the table for the class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

This section of the table for the class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premium and redemption fees. Therefore, this section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses and Value of a $1,000 Investment

Class I	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred(a)
1) Actual	1.75%	$ 1,000.00	$ 1,002.30	$ 8.74
2) Hypothetical	1.75%	$ 1,000.00	$ 1,016.20	$ 8.80

Class A	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred(a)
1) Actual	2.00%	$ 1,000.00	$ 1,000.40	$ 9.97
2) Hypothetical	2.00%	$ 1,000.00	$ 1,015.00	$ 10.05

(a)	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied 182 (the number of days in the most recent six-month period), then divided by 365.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Tax Information (Unaudited)
 March 31, 2015

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $79,359 as capital gain dividends for its year ended March 31, 2015.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Board of Trustees (Unaudited)

Name(1) and Year of Birth	Position(s) held With Registrant	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Relevant Qualifications(3)	Number of Morgan Creek- Advised Funds Overseen by Trustee	Other Public Company Directorships Held by Trustee In the Past Five Years
Independent Trustees
William C. Blackman 1946	Trustee	Since 2012	Shareholder of Blackman & Sloop (accounting firm) from 2005 to June 2008.	2 Funds	None
Michael S. McDonald 1966	Trustee	Since 2012	Vice President of McDonald Automotive Group (automobile franchises) since 1989.	2 Funds	None
Sean S. Moghavem 1964	Trustee	Since 2012
President of Archway Holdings Corp. since prior to 2005 to present; President of URI Health and Beauty LLC since prior to 2005 to present; President of Archway Holdings-Wilmed LLC from April 2008 to present.
				2 Funds	None
Interested Trustees(4)
Mark W. Yusko 1963	Trustee, Chairman and President	Since 2012
Mr. Yusko has been Chief Investment Officer and Chief Executive Officer of Morgan Creek Capital Management, LLC since July, 2004. Previously, Mr. Yusko served as President and Chief Executive Officer for UNC Management Co., LLC from January 1998 through July 2004, where he was responsible for all areas of investment management for the UNC Endowment and Affiliated Foundation Funds.
				2 Funds	None
Josh Tilley 1977	Trustee, Principal	Since 2015
Mr. Tilley has been Principal of Investments at Morgan Creek Capital Management, LLC since July 2004. Previously Mr. Tilley served as an Associate for UNC Management Company, LLC from 2003-2004 where he was responsible for manager research and due diligence and overall portfolio strategy and tactical asset allocation decisions.
				2 Funds	None

The Fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call the Fund at 1-919-933-4004.

(1)	The address for each of the Fund’s Trustees is c/o Morgan Creek Capital Management, LLC, 301 West Barbee Chapel Road, Chapel Hill, NC 27517.
(2)	Trustees serve until their resignation, removal or death.
(3)	The information above includes each Trustee’s principal occupation during the last five years.
(4)	Mr. Yusko and Mr. Tilley are “interested persons,” as defined in the 1940 Act, of the Fund based on their position with Morgan Creek Capital Management, LLC and its affiliates.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Fund Management (Unaudited)

Name and Year of Birth	Position(s) held With Registrant	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers
Mark B. Vannoy 1976	Treasurer	Since 2012
Mr. Vannoy joined Morgan Creek in January 2006 and serves as Director of Fund Administration. Prior to Morgan Creek, Mr. Vannoy worked at Nortel Networks, Ernst & Young, and KPMG both in the United States and Cayman Islands.

Taylor Thurman 1979	Chief Compliance Officer	Since 2012	Mr. Thurman joined Morgan Creek in February 2006 and serves as a Director.
David K. James 1970	Secretary	Since 2012	Managing Director and Managing Counsel, State Street Bank and Trust Company (2009 to present).

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Other Information (Unaudited)

Proxy Voting Policies and Procedures and Proxy Voting Record

A copy of the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund during the most recent period ended June 30 is available without charge, upon request, by calling the Fund at 1-919-933-4004. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Schedule of Investments

The Fund also files a complete Schedule of Investments with the Securities and Exchange Commission for the Fund’s first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling the Fund at 1-919-933-4004.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Approval of Investment Management Agreement (Unaudited)

The Board of Trustees (the “Board” or each separately a “Trustee”) met at an in-person meeting on December 8, 2014. Matters bearing on the Fund’s investment management agreement (the “Agreement”) with Morgan Creek Capital Management, LLC (“Morgan Creek” or the “Advisor”) were considered. The Trustees received information relating to the Agreement derived from a number of sources and covering a range of issues. At the meeting, the Board, including a majority of the Trustees who are not “interested persons” as defined under the Investment Company Act of 1940, as amended (“Independent Trustees”), unanimously voted to approve the Agreement with Morgan Creek for the Fund for an additional period ending December 31, 2015.

In considering the approval of the Agreement, the Independent Trustees requested and evaluated extensive materials from Morgan Creek and other sources, including, among other items: (a) an overview of the discretionary investment advisory services provided by Morgan Creek; (b) the breadth and experience of the investment management and research staff of Morgan Creek; (c) financial information for Morgan Creek; (d) marketing and distribution support to be provided by Morgan Creek to the Fund; (e) the current Form ADV of Morgan Creek; (f) the expected profitability report of Morgan Creek with respect to the Fund; (g) the fees charged to other clients relative to fees charged to the Fund by Morgan Creek; and (h) the resources devoted to compliance with the Fund’s (i) investment policy, (ii) investment restrictions, (iii) policies on personal securities transactions, (iv) other policies and procedures that form Morgan Creek’s portions of the Fund’s compliance program and (v) Morgan Creek’s responsibilities overseeing the Fund’s service providers.

The Independent Trustees, as well as the full Board, considered all factors it believed relevant with respect to Morgan Creek, including but not limited to: the nature and quality of services provided; investment performance relative to appropriate peer groups and indices; skills, breadth of experience and capabilities of personnel, including continued employment of key personnel; stability of management; comparative data on fees, expenses and performance; marketing and distribution capabilities; potential economies of scale; commitments to provide high levels of support and service to the Fund; commitment for a period of time to provide contractual expense cap to the Fund; potential benefits to Morgan Creek from its relationship to the Fund, including revenues to be derived from services provided to the Fund by its affiliates, if any; and potential benefits to the Fund and its shareholders of receiving research services, if any, from broker/dealer firms in connection with allocation of portfolio transactions to such firms.

In determining to approve the Agreement, the Board considered the following factors:

Investment Performance. The Independent Trustees reviewed the performance of the Fund for the 3-month, 6-month and one-year periods ended September 30, 2014, and since the Fund’s inception. The Board noted that the net total return performance of the Fund underperformed the performance of the peer group selected by Lipper and the Fund’s benchmark. For the trailing 3-month, 6-month, one-year, and since inception periods, the Fund’s Class A Shares ranked 288th out of 327, 315th out of 316, 218th out of 293, and 236th out of 290, respectively.

The Independent Trustees also reviewed the Fund’s performance compared to the performance of its benchmark index, consisting of 70% MSCI All-Country World Index and 30% Barclays Aggregate Bond Index. The Fund returned 2.2% over the trailing twelve months ending September 30, 2014, while its benchmark returned 9.2%. The Fund returned 5.5% in the fourth quarter of 2013, 5.3% in the first quarter of 2014, -3.3% in the second quarter of 2014, and -4.9% in the third quarter of 2014. The benchmark returned 5.0%, 1.3%, 4.1%, and -1.5% in the corresponding periods. Relative to the Fund’s 103 other peers in the World Allocation category in Morningstar, the Fund’s rank was 23, 5, 103, and 95 in the fourth quarter of 2013, the first quarter of 2014, the second quarter of 2014, and the third quarter of 2014. The Fund’s rank relative to its category during the whole period was 94 out of 104 total funds.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Approval of Investment Management Agreement (Unaudited) (Continued)

The Board recognized that the Fund can be categorized in several ways but one of them is to split its portfolio in terms of long and short exposure. The Fund’s outperformance in 4Q13 and the first quarter of 2014 was driven by the themes in the long part of portfolio. These included themes such as Chinese internet companies and airlines. These themes along with other parts of the long portfolio continued to add value during the second quarter of 2014 and the third quarter of 2014. The Fund’s underperformance in the second quarter of 2014 and the third quarter of 2014 was driven by the short part of the portfolio consisting both of index hedges and alpha shorts.

Management Fees and Total Expense Ratios. The Board discussed with Morgan Creek the level of the advisory fee for the Fund relative to comparable funds as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund’s total expense ratio. The Board noted that the fees were within range of funds with similar investment objectives and strategies. The Board found that the 1.07% management fee charged to the Fund for the fiscal year ended on March 31, 2014, was higher than the average (0.96%) and higher than the median management fee (0.99%) for the respective fiscal year ends (ranging from August 31, 2013, to July 31, 2014) of the Fund’s 24 peer funds. The Board found that the total expenses, which were 1.75% (not including underlying fund expenses) for the Fund for the fiscal year ended on March 31, 2014, were higher than the average total expenses (1.26%) and median total expenses (1.27%) for the respective fiscal year ends (ranging from August 31, 2013, to July 31, 2014) of the Fund’s 24 peer funds. The total expenses including the underlying fund expenses were 2.06% (Institutional Class Shares) and 2.31% (Class A Shares). The Board further noted that Morgan Creek continues to currently waive a significant percentage of its management fee and employs an expense cap to reduce costs to shareholders. For the fiscal year ended March 31, 2014, the actual management fee after the fee waiver was 0.45%. Since the Fund is relatively new, the Board also took into account the fact that its assets are smaller than a number of the peer group funds, which results in its costs being relatively higher than larger funds.

Costs of Services and Potential Profits. In analyzing the cost of services and profitability of Morgan Creek, the Board considered the revenues earned and expenses incurred by Morgan Creek. As to profits realized by Morgan Creek, the Board reviewed information regarding its income and expenses related to the management and operation of the Fund. The Board concluded that Morgan Creek has adequate resources to fulfill its responsibilities under the Agreements. The Board noted that to date the Adviser has not been profitable with respect to the Fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the Fund through breakpoints in their management fees or other means, such as expense caps or fee waivers. The Trustees noted that the assets of the Fund were still too small to meaningfully consider economies of scale and the necessity of breakpoints. Nevertheless, the Board recognized that the Fund benefited and will continue to benefit from expense caps and fee waivers with respect to its management fees.

Fall-Out Benefits. The Board concluded that other benefits derived by Morgan Creek from its relationship with the Fund, to the extent such benefits are identifiable or determinable, are reasonable and fair, result from the provision of appropriate services to the Fund and their shareholders, and are consistent with industry practice and the best interests of the Fund and its shareholders.

Nature, Extent and Quality of Services. The Independent Trustees reviewed and considered the nature, extent and quality of the services provided by Morgan Creek and found them to be of high-quality and in the best interests of the Fund. The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of Morgan Creek who provide the administrative and advisory services to the Fund. The Trustees also concluded that Morgan Creek continues to make a significant entrepreneurial commitment to the management and success of the Fund.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Approval of Investment Management Agreement (Unaudited) (Continued)

Conclusion. The Independent Trustees concluded that Morgan Creek is a highly experienced investment manager and its key personnel have sufficient expertise necessary to continue to serve as investment adviser to the Fund. The Independent Trustees also concluded that the Fund’s expense ratios and profitability to Morgan Creek of managing the Fund were reasonable, and that economies of scale were not a significant factor in their thinking at this time as the Fund is relatively small in terms of assets. The Independent Trustees did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Trustees determined to recommend the approval of the Investment Management Agreements to the full Board.

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Privacy Notice

FACTS
WHAT DO MORGAN CREEK GLOBAL EQUITY LONG/SHORT INSTITUTIONAL FUND (THE “FUND”) AND MORGAN CREEK SERIES TRUST (THE “TRUST” AND COLLECTIVELY WITH THE FUNDS, THE “FUND COMPLEX”) DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and other information we receive from you on applications or other forms
•  Information about your transactions with us and our service providers, or others
•  Information we receive from consumer reporting agencies (including credit bureaus)

If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy polices and practices described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund Complex chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund Complex share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	Yes	No
For our affiliates to market to you	No	No
For non-affiliates to market to you	No	No

Questions?	Call (919) 933-4004 or go to http://www.morgancreekfunds.com/privacy-notice.html

Morgan Creek Tactical Allocation Fund
(A Series of Morgan Creek Series Trust)

Privacy Notice (continued)

Who we are
Who is providing this notice?
Morgan Creek Global Equity Long/Short Fund and Morgan Creek Global Equity Long/Short Institutional Fund (each a “Fund”), Morgan Creek Series Trust (the “Trust” and collectively with the Funds, the “Fund Complex”)

What we do
How does the Fund Complex protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
We also restrict access to your personal and account information to those persons who need to know it in order to provide services to you.

How does the Fund Complex collect my personal information?
We collect your personal information, for example, when you:

•  open an account
•  purchase or sell shares
•  exchange shares

We also collect your personal information from others, such as credit bureaus.

Why can’t I limit all sharing?
Federal law gives you the right to limit only:

•  sharing for affiliates’ everyday business purposes—information about your creditworthiness
•  affiliates from using your information to market to you
•  sharing for non-affiliates to market to you

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and non-financial companies. The following companies may be considered Affiliates of the Fund Complex:

•  Morgan Creek Capital Management, LLC
•  Town Hall Capital, LLC
•  Hatteras Investment Partners, LLC

Nonaffiliates
Companies not related by common ownership or control. They can be financial and non-financial companies. The following companies provide services to the Fund Complex and we may share your personal information as part of their everyday services to the Fund Complex.

•  State Street Bank and Trust Company
•  Gemini Fund Services, LLC
•  Northern Lights Distributors, LLC

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Fund Complex does not have any joint marketing agreements.

Other important information
In the event that you hold shares of the Fund Complex through a financial intermediary, including, but not limited to, a broker- dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information will be shared with non-affiliated third parties by that entity.

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Item 2.  Code of Ethics.

(a)        Morgan Creek Series Trust (the “Registrant”) has adopted a code of ethics that applies to the Trust’s principal executive officer and principal financial officer.  A copy of the Trust’s Code of Ethics is attached as exhibit 12(a)(1) to this Form N-CSR.

(c)        There have been no amendments during the period covered by this report to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(d)        The Registrant has not granted any waivers during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the  Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3.  Audit Committee Financial Expert.

(a)	(1) The Board of Trustees of the Registrant (the “Board”) has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)	(2) The audit committee financial expert is William Blackman. Mr. Blackman has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N‑CSR.

Item 4.  Principal Accountant Fees and Services.

(a)        Audit Fees. The aggregate Audit Fees of the Registrant’s independent public accountant for professional services rendered for the audit of the Registrant’s annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year March 31, 2014, were $35,000 and for the fiscal year March 31, 2015, were $45,000.

(b)        Audit-Related Fees. The aggregate Audit-Related Fees of the Registrant’s independent public accountant for assurances and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements and are not reported as Audit Fees, which included the review of financial information contained within registration statement filings conduced on behalf of the Registrant, as cited within paragraph (e)(2) of this Item, for the fiscal year March 31, 2014, were $0 and for the fiscal year March 31, 2015, were $6,600. The 2015 fees were for consent letters for SEC filings.

(c)        Tax Fees. The aggregate Tax Fees of the Registrant’s independent public accountant for professional services rendered for tax compliance, tax advice, and tax planning services, which included the review of federal and state income tax returns and the review of the federal excise tax returns, for the fiscal year March 31, 2014, were $9,500 and for the fiscal year March 31, 2015, were $10,500.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent public accountant’s tax division except those services related to the audit.

(d)        All Other Fees. The aggregate Other Fees of the Registrant’s independent public accountant for all other non-audit services rendered to the Registrant for the fiscal year March 31, 2014, were $0 and for the fiscal year March 31, 2015, were $0.

(e)(1)    Pursuant to the Registrant’s Audit Committee Charter, the Audit Committee shall evaluate the independence of the independent public accountant. Specifically, the Audit Committee will be responsible for evaluating the provision of non‑audit services to be provided to the Registrant as required by Section 201 of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”), any pre-approval requests submitted by the independent public accountant as required by Section 202 of the Sarbanes-Oxley Act or as otherwise required under Section 2-01 of Regulation S-X, and shall monitor the conflict of interest requirements in Section 206 of the Sarbanes-Oxley Act, and the prohibitions on improper influence on the conduct of audits in section 303 of the Sarbanes-Oxley Act. The Audit Committee shall pre-approve any engagement of the independent public accountant to provide any services (other than prohibited non-audit services) including the fees and compensation to be paid to the independent public accountant.

(e)(2)    There were no pre-approval requirements waived for the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  There were no fees billed for services provided to the Registrant, described in paragraphs (b)-(d) of Item 4 that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of Item 4.

(f)	Not applicable.

(g)        The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to Morgan Creek Capital Management, LLC, the investment adviser to the Registrant (the “Advisor”) (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Registrant for each of the last two fiscal years of Fund, was $0.

(h)        The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered by the independent public accountant to the Advisor and the Advisor’s affiliates, including, if applicable, any that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, to be compatible with maintaining the independence of the accountant, taking into account representations from the principal auditor, in accordance with Independence Standards Board requirements and the meaning of the securities laws administered by the U.S. Securities and Exchange Commission (“SEC”), regarding its independence from the registrant, its investment adviser and the adviser’s affiliates.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)	Schedule of Investments is included as part of Item 1.

(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Company.

(a)	Not applicable.

(b)	Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a)        The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures, as of a date within 90 days of the filing date of this Form N-CSR.

(b)        There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits

(a)(1)	Code of Ethics is attached hereto in response to Item 2(f).

(a)(2)	The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(b)        The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MORGAN CREEK SERIES TRUST

By:	/s/ Mark W, Yusko
Mark W. Yusko
Chairman, President and Trustee
Date:	June 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Mark W, Yusko
Mark W. Yusko
Chairman, President and Trustee
Date:	June 3, 2015

By:	/s/ Mark B. Vannoy
Mark B. Vannoy
Treasurer
Date:	June 3, 2015